HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042        HV-5776 - PremierSolutions Cornerstone

Supplement dated August 30, 2010 to your Prospectus

FUND NAME CHANGE

OPPENHEIMER MAIN STREET SMALL CAP FUND® – CLASS A

Effective on November 1, 2010 the following name change is made to your prospectus:

Old Name	New Name

Oppenheimer Main Street Small Cap Fund®- Class A	Oppenheimer Main Street Small- & Mid-Cap FundTM- Class A

As a result of the change, all references to the Old Name in your prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE.